Exhibit 99.2

EXECUTION VERSION

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of October 3, 2016, is entered into by and among Bass Pro Group, LLC, a Delaware limited liability company (“Parent”), Prairie Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), Cabela’s Incorporated, a Delaware corporation (the “Company”), and the Person set forth on Schedule A (“Stockholder”).

WHEREAS, as of the date hereof, Stockholder is the record or beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which meaning will apply for all purposes of this Agreement whenever the term “beneficial owner” or “beneficially own” is used) of the number of shares of common stock, par value $0.01 per share (“Company Common Stock”), of the Company, set forth opposite Stockholder’s name on Schedule A hereto (all shares of Company Common Stock for which Stockholder is or becomes the record or beneficial owner prior to the termination of this Agreement being referred to herein as the “Subject Shares”); and

WHEREAS, Parent, Sub and the Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides, among other things, for the merger of Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement, a copy of which has been made available to Stockholder.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO VOTE

1.1 Agreement to Vote.

(a) Unless this Agreement shall have terminated pursuant to Section 4.2 (the date of such termination, the “Termination Date”), at every meeting of the holders of Company Common Stock (the “Company Stockholders”), however called, and at every adjournment or postponement thereof, or in any other circumstance in which the vote, consent or other approval of the Company Stockholders is sought, Stockholder shall, or shall cause the holder of record on any applicable record date to, be present (in person or by proxy) and vote (or consent to be voted by proxy or by executing and delivering a written consent) the Subject Shares (a) in favor of (i) adoption of the Merger Agreement, (ii) approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the adoption of the Merger Agreement on the date on which such meeting is held or (iii) any other matter considered at any such meeting of the Company Stockholders which the board of directors of the Company has (A) determined is necessary for the consummation of the Merger, (B) disclosed in the Proxy Statement or other written materials distributed to Company Stockholders and (C) recommended that the Company Stockholders adopt; and (b) against (i) any proposal, action or agreement that would (A) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the Merger, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, (C) result in any of the conditions set forth in Article VI of the Merger Agreement not being fulfilled or (D) except as expressly contemplated by the Merger Agreement, change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, the Company, (ii) any Competing Proposal or proposal related to a Competing Proposal, (iii) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or (iv) against any change in the business, management or Board of Directors of the Company (other than in connection with the transactions described in clause (a)(i) above) (clauses (b)(i) – (iv), collectively, the “Covered Proposals”). Notwithstanding the foregoing, (1) this Section 1.1 shall not apply during any period in which this Agreement has not been terminated pursuant to Section 4.2 but in which the Company’s board of directors has withheld, withdrawn, modified, qualified or amended the Company Recommendation in response to a Superior Proposal or an Intervening Event in accordance with the Merger Agreement (provided that to the extent that the Company’s board of directors reinstates its recommendation of the Merger Agreement, this Section 1.1 shall apply), (2) nothing in this Agreement shall require Stockholder to vote or otherwise consent to any amendment to the Merger Agreement or the taking of any action that could result in the amendment, modification or a waiver of a provision therein, in any such case, in a manner that (I) imposes any material restrictions or additional material conditions on the consummation of the Merger or the payment of the Merger Consideration to Company Stockholders or (II) extends the Outside Date, if, in each case, Stockholder has abstained from voting on or voted against such matter in Stockholder’s capacity as a director of the Company, and (3) except as expressly set forth in this Section 1.1 with respect to Covered Proposals, Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the Company Stockholders, including with respect to matters presented at any annual meeting of Company Stockholders. The Subject Shares are owned of record by six charitable remainder unitrusts of which James Cabela is the sole Trustee and has sole voting and investment power; such ownership and the payment of the income of the trusts to its income beneficiary do not violate the provisions of this Agreement.

(b) Parent is including the following statement in the press release to be issued in connection with the announcement of the Merger Agreement: “Bass Pro Shops appreciates and understands the deep ties between Cabela’s and the community of Sidney, Nebraska. Dick, Mary and Jim Cabela founded their company in Sidney in 1961, and the company has flourished with its base of operations there ever since. Bass Pro Shops intends to continue to maintain important bases of operations in Sidney and Lincoln and hopes to continue the very favorable connections to those communities and the Cabela’s team members residing there.”

(c) SOLELY IN THE EVENT OF A FAILURE BY STOCKHOLDER TO ACT IN ACCORDANCE WITH SUCH STOCKHOLDER’S OBLIGATIONS AS TO VOTING PURSUANT TO SECTION 1.1(A) PRIOR TO THE TERMINATION DATE, STOCKHOLDER HEREBY IRREVOCABLY (UNTIL THE TERMINATION DATE) GRANTS TO AND APPOINTS PARENT SUCH STOCKHOLDER’S PROXY AND

ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION), FOR AND IN THE NAME, PLACE AND STEAD OF STOCKHOLDER, TO REPRESENT, VOTE AND OTHERWISE ACT (BY VOTING AT ANY MEETING OF COMPANY STOCKHOLDERS, BY WRITTEN CONSENT IN LIEU THEREOF OR OTHERWISE) WITH RESPECT TO THE SUBJECT SHARES REGARDING THE MATTERS REFERRED TO IN SECTION 1.1(A) UNTIL THE TERMINATION DATE, TO THE SAME EXTENT AND WITH THE SAME EFFECT AS STOCKHOLDER MIGHT OR COULD DO UNDER APPLICABLE LAW, RULES AND REGULATIONS. THE PROXY GRANTED PURSUANT TO THIS SECTION 1.1(C) IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. UNTIL THE TERMINATION DATE, STOCKHOLDER WILL TAKE SUCH FURTHER ACTION AND WILL EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY. STOCKHOLDER HEREBY REVOKES ANY AND ALL PREVIOUS PROXIES OR POWERS OF ATTORNEY GRANTED WITH RESPECT TO ANY OF THE SUBJECT SHARES THAT MAY HAVE HERETOFORE BEEN APPOINTED OR GRANTED WITH RESPECT TO THE MATTERS REFERRED TO IN THIS SECTION 1.1, AND PRIOR TO THE TERMINATION DATE NO SUBSEQUENT PROXY (WHETHER REVOCABLE OR IRREVOCABLE) OR POWER OF ATTORNEY SHALL BE GIVEN BY STOCKHOLDER, EXCEPT AS REQUIRED BY ANY ELECTION FORM OR LETTER OF TRANSMITTAL IN CONNECTION WITH THE MERGER. NOTWITHSTANDING THE FOREGOING, THIS PROXY SHALL TERMINATE UPON TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS.

1.2 No Inconsistent Arrangements. Except as provided hereunder or under the Merger Agreement, unless this Agreement shall have terminated pursuant to Section 4.2, Stockholder shall not, directly or indirectly, (a) create or permit to exist any Lien on any Subject Shares, other than restrictions imposed by applicable Law or pursuant to this Agreement or any risk of forfeiture with respect to any shares of Company Common Stock granted to Stockholder under an employee benefit plan of the Company or otherwise that would not reasonably be expected to prevent or delay or impair the consummation by Stockholder of the transactions contemplated by this Agreement (collectively, “Permitted Liens”), (b) transfer, sell, assign, gift, hedge, pledge or otherwise dispose of (collectively, “Transfer”), or enter into any contract or other arrangement with respect to any Transfer of the Subject Shares or any interest therein, (c) prior to the Company Stockholder Approval, grant or permit the grant of any proxy, power of attorney or other authorization in or with respect to the Subject Shares, (d) prior to the Company Stockholder Approval, grant or permit the grant of any proxy, power of attorney or other authorization in or with respect to the Subject Shares, deposit or permit the deposit of the Subject Shares into a voting trust or enter into a tender, support, voting or similar agreement or arrangement with respect to the Subject Shares, (e) tender the Subject Shares to any tender offer or (f) otherwise take any action with respect to any of the Subject Shares that would restrict, limit or interfere with the performance of any of Stockholder’s obligations under this Agreement or otherwise make any representation or warranty of Stockholder contained herein untrue or incorrect. Notwithstanding the foregoing, Stockholder may make Transfers of Subject Shares (i) by will, (ii) by operation of Law, (iii) for estate planning purposes, (iv) for charitable purposes or as charitable gifts or donations, (v) to any of its Affiliates or (vi) to fund a tax liability arising from the exercise or vesting of any equity incentives in the Company held by Stockholder, including any withholding obligations, or to effect any net settlement, or to pay the exercise price in respect, of any such equity incentives, in each of cases (i)-(v), the Subject Shares shall continue to be bound by this Agreement and provided that each transferee thereof agrees in a writing reasonably acceptable to Parent to be bound by the terms and conditions of this Agreement (each a “Permitted Transfer”). For the avoidance of doubt, if Stockholder is not an individual, nothing in this Agreement shall restrict any direct or indirect Transfers of any equity interests in Stockholder. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, Stockholder may Transfer, or enter into any contract with respect to any Transfer of, all or any portion of the Subject Shares at any time after the Company Stockholder Approval shall have been obtained, and, if as a result of such Transfer Stockholder ceases to be the record or beneficial owner of such Subject Shares, Stockholder shall have no obligations pursuant to this Agreement with respect to such Subject Shares.

1.3 Non-Solicitation. Unless this Agreement shall have terminated, Stockholder shall not take any action that would be a breach of Section 5.03 of the Merger Agreement if taken by the Company.

1.4 No Exercise of Appraisal Rights. Stockholder hereby waives and agrees not to exercise any appraisal rights or right to dissent in respect of the Subject Shares that may arise with respect to the Merger (under Section 262 of the DGCL or otherwise).

1.5 Documentation and Information. Until the Termination Date (unless this Agreement is terminated due to the occurrence of the Effective Time), (a) Stockholder shall permit and hereby authorizes Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document in connection with the Merger and any transactions contemplated by the Merger Agreement, a copy of this Agreement, Stockholder’s identity and ownership of the Subject Shares and the nature of Stockholder’s commitments and obligations under this Agreement; and (b) Parent shall permit and hereby authorizes Stockholder and its Affiliates, to the extent Stockholder or such Affiliates are required to do so by applicable Law, to publish and disclose in all documents and schedules filed with the SEC (including any amendment to Stockholder’s schedule 13D), and any press release or other disclosure document in connection with the Merger and any transactions contemplated by the Merger Agreement, a copy of this Agreement, Parent’s identity and the nature of Stockholder’s commitments and obligations under this Agreement.

1.6 Stop Transfer Order; Legends. Except in connection with a Permitted Transfer, Stockholder hereby agrees that it will not request that the Company register the Transfer of any certificate or uncertificated interest representing any of the Subject Shares, unless such Transfer is made in compliance with this Agreement. In furtherance of this Agreement, concurrently herewith, Stockholder shall, and hereby does, authorize the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Shares (and that this Agreement places limits on the voting and transfer of such shares). The parties hereto agree that such stop transfer order shall be removed and shall be of no further force and effect upon the termination of this Agreement pursuant to Section 4.2.

1.7 Subject Shares. Any additional Company Common Stock or other voting securities of the Company of which Stockholder acquires record or beneficial ownership after the date hereof, including, without limitation, by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities, shall be deemed to be “Subject Shares” and this Agreement and the obligations hereunder shall automatically attach to such shares of Company Common Stock.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants to Parent and Sub that:

2.1 Authorization; Binding Agreement. Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Stockholder, and constitutes a valid and binding obligation of Stockholder enforceable against Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or any other similar Law affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law) (the “Enforceability Exceptions”).

2.2 Non-Contravention. The execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of Stockholder’s obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby will not (a) violate any Law applicable to Stockholder or the Subject Shares, or (b) except as may be set forth in the Merger Agreement and any filing required by the Securities Act, the Exchange Act or other applicable securities Law, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Entity) under, constitute a breach of or default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Lien (except pursuant to this Agreement itself) on any of the Subject Shares pursuant to, any Contract or other instrument binding on Stockholder or the Subject Shares or any applicable Law, except, in each case, for matters that, individually or in the aggregate, would not reasonably be expected to prevent or delay or impair the consummation by Stockholder of the transactions contemplated by this Agreement.

2.3 Ownership of Subject Shares; Total Shares. Stockholder is the record or beneficial owner of the Subject Shares and has good title to the Subject Shares free and clear of any Lien (other than Permitted Liens) or other restrictions on the right to vote or otherwise transfer the Subject Shares, except (a) as provided hereunder, (b) pursuant to any applicable restrictions on transfer under the Securities Act, the Exchange Act or other applicable securities Law, (c) any risk of forfeiture with respect to any shares of Company Common Stock granted to Stockholder under an employee benefit plan of the Company, and (d) if Stockholder is married and any of the Subject Shares constitute community property, any restrictions on transfer under applicable community property law (clauses (a), (b), (c) and (d), collectively, the “Transfer Limitation Exceptions”). The Subject Shares listed on Schedule A opposite Stockholder’s name constitute all of the shares of Company Common Stock owned by Stockholder or any of its Affiliates as of the date hereof (and, for the sake of clarity, does not include unexercised Company Options (or the Shares underlying such Company Options) or RSUs (or the Shares underlying such RSU)). Except pursuant to this Agreement, as of the date hereof, no Person has any contractual right or obligation to purchase or otherwise acquire any of the Subject Shares.

2.4 Voting Power. Stockholder has full voting power, with respect to the Subject Shares, and, subject to the Transfer Limitation Exceptions, full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of the Subject Shares. None of the Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of the Subject Shares.

2.5 Reliance. Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of Stockholder’s own choosing. Stockholder understands and acknowledges that Parent and Sub are entering into the Merger Agreement in reliance, among other things, upon Stockholder’s execution, delivery and performance of this Agreement.

2.6 Absence of Litigation. With respect to Stockholder, as of the date hereof, there is no action, suit, investigation, claim or proceeding pending against, or, to the knowledge of Stockholder, threatened against, Stockholder or any of Stockholder’s properties or assets (including the Subject Shares) that would reasonably be expected to prevent, delay or impair the ability of Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

Each of Parent and Sub represents and warrants to Stockholder that:

3.1 Organization; Authorization. Each of Parent and Sub is a corporation or limited liability company duly incorporated or organized, validly existing and, where such concept is recognized, in good standing under the Law of the jurisdiction of its incorporation or formation. The consummation of the transactions contemplated hereby are within Parent’s and Sub’s respective corporate or other legal organizational powers and have been duly authorized by all necessary corporate or other legal organizational actions on the part of Parent and Sub. Each of Parent and Sub has full power and authority to execute, deliver and perform this Agreement.

3.2 Non-Contravention. The execution and delivery of this Agreement by each of Parent and Sub does not, and the performance by Parent and Sub of their obligations hereunder and the consummation by Parent and Sub of the transactions contemplated hereby will not (a) violate any Law applicable to Parent or Sub or by which Parent or Sub or any of their respective properties is bound, (b) except as may be set forth in the Merger Agreement and any filing required by the Securities Act, the Exchange Act or other applicable securities Law, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, constitute a breach of or default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Lien on Parent or Sub or any of their respective properties, pursuant to any Contract or other instrument binding on Parent or Sub or by which they or their respective properties is bound, or any applicable Law or (c) violate any provision of Parent’s or Sub’s respective organizational or formation documents, except, in each case, for matters that, individually or in the aggregate, would not reasonably be expected to prevent or delay or materially impair the consummation by Parent or Sub of the transactions contemplated by this Agreement.

3.3 Binding Agreement. This Agreement has been duly authorized, executed and delivered by each of Parent and Sub and constitutes a valid and binding obligation of each of Parent and Sub, enforceable against each of them in accordance with its terms, subject to the Enforceability Exceptions.

ARTICLE IV

MISCELLANEOUS

4.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by facsimile or email or sent by a nationally recognized overnight courier service, such as Federal Express, in each case, addressed as follows: (a) if to Parent or Sub, in accordance with the provisions of the Merger Agreement, (b) if to the Company, with a copy sent to the Company, also in accordance with the provisions of the Merger Agreement and (c) if to Stockholder, to Stockholder’s address, facsimile number or email address set forth on a signature page hereto, or to such other address, facsimile number or email address as Stockholder may hereafter specify in writing to Parent and Sub by like notice made pursuant to this Section 4.1, with a copy sent to the Company, in accordance with the provisions of the Merger Agreement.

4.2 Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earliest of (a) the termination of the Merger Agreement in accordance with its terms, (b) the Effective Time and (c) the date of any amendment to, or waiver or modification of, the Merger Agreement that reduces the amount or changes the form of consideration payable to Company Stockholders pursuant to the Merger Agreement if, in the case of this clause (c), Stockholder has abstained from voting on or voted against such matter in Stockholder’s capacity as a director of the Company. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, (i) nothing set forth in this Section 4.2 shall relieve any party from liability for any fraud or willful and material breach of this Agreement prior to termination hereof and (ii) the provisions of this Article IV shall survive any termination of this Agreement. The representations and warranties herein shall not survive the termination of this Agreement.

4.3 Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.4 Binding Effect; Benefit; Assignment. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any person other than the parties hereto and their respective successors and assigns. No party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Parent and Sub may transfer or assign their rights and obligations under this Agreement, in whole or from time to time in part, to one or more of its direct or indirect Subsidiaries at any time; provided, however, such transfer or assignment shall not relieve Parent or Sub of any of its respective obligations hereunder. Any purported assignment in violation of this Section 4.4 shall be void.

4.5 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Law of the State of Delaware without giving effect to the principles of conflicts of law thereof or of any other jurisdiction that would result in the application of the Law of any other jurisdiction. Each of the parties hereby irrevocably submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware, or if such federal court does not have jurisdiction, any court of the State of Delaware having jurisdiction in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any Proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such Proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims with respect to such Proceeding shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 4.1 or in such other manner as may be permitted by applicable Law, shall be valid and sufficient service thereof. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF PARENT, SUB, STOCKHOLDER OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

4.6 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic mail transmission (including in portable document format (pdf) or otherwise) or by facsimile shall be sufficient to bind the parties hereto to the terms and conditions of this Agreement.

4.7 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to its subject matter.

4.8 Severability. If any term, provision, covenant or restriction of this Agreement or the application thereof is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

4.9 Specific Performance. The parties hereto agree that irreparable damage would occur if either party fails to perform its obligations under this Agreement. Accordingly, each of the parties shall be entitled to specific performance and injunctive and other equitable relief to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any Delaware court, in addition to any other remedy to which they are entitled at law or in equity, in each case, without posting bond or other security, and without the necessity of proving actual damages.

4.10 Headings. The Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

4.11 No Presumption. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

4.12 Further Assurances. Each of the parties hereto will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably deemed necessary under applicable Law by Parent or Stockholder, as applicable, to perform their respective obligations as expressly set forth under this Agreement.

4.13 Interpretation. Each capitalized term that is used but not otherwise defined herein shall have the meaning ascribed to such term in the Merger Agreement. Unless the context otherwise requires, as used in this Agreement: (a) the words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (b) the use of the word “or” shall not be exclusive unless expressly indicated otherwise; (c) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import; (d) any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, (e) words denoting either gender shall include both genders as the context requires; (f) where a word or phrase is defined herein or in the Merger Agreement, each of its other grammatical forms shall have a corresponding meaning; (g) the terms “Article,”

“Section” and “Schedule” refer to the specified Article, Section or Schedule of or to this Agreement; (h) time is of the essence with respect to the performance of this Agreement; (i) the word “party” shall, unless the context otherwise requires, be construed to mean a party to this Agreement and any reference to a party to this Agreement or any other agreement or document contemplated hereby shall include such party’s successors and permitted assigns; (j) a reference to any legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued or related to such legislation; and (k) the word “will” shall be construed to have the same meaning and effect as the word “shall.”

4.14 Capacity as Stockholder. Stockholder signs this Agreement solely in Stockholder’s capacity as a stockholder of the Company, and not in Stockholder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries. Nothing herein shall in any way restrict a director or officer of the Company (including, for the avoidance of doubt, any director nominated by Stockholder) in the exercise of his or her fiduciary duties solely as a director or officer of the Company or prevent or be construed to create any obligation on the part of any director or officer of the Company (including, for the avoidance of doubt, any director nominated by Stockholder) from taking any action solely in his or her capacity as such director or officer of the Company or otherwise limit Stockholder from taking any action permitted to be taken by the Company or any Company Representative under the Merger Agreement. For purposes of this Agreement, neither the Company nor any of its Subsidiaries shall be deemed to be affiliates of the Stockholder. Stockholder shall not have any liability to Parent, Sub or any of their respective affiliates for any failure by Stockholder to comply with Section 1.3.

4.15 Company Common Stock Based Plans. Nothing in this Agreement shall be construed to obligate Stockholder to exercise, or take any (or refrain from taking any) other action with respect to, any Company Options or RSUs.

4.16 No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Merger Agreement is executed by all parties thereto and (b) this Agreement is executed by all parties hereto.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

BASS PRO GROUP, LLC

By:
Name: James A. Hagale
Title: President

PRAIRIE MERGER SUB, INC.

By:
Name: James A. Hagale
Title: President

[Signature Page to Voting Agreement]

STOCKHOLDER

By:
Name: James W. Cabela, individually, and in his capacity as Trustee of James W. Cabela CRUT #1, James W. Cabela CRUT #2, James W. Cabela CRUT #3, James W. Cabela CRUT #4, James W. Cabela CRUT #5 and James W. Cabela CRUT #6
Title:

Address:

Facsimile No.:
Email :

[Signature Page to Voting Agreement]

CABELA’S INCORPORATED

By:
Name: Thomas L. Millner
Title: Chief Executive Officer

[Signature Page to Voting Agreement]